UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2014

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 10, 2014, the Company held its 2014 Annual General Meeting (the “Annual Meeting”).

(b) At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below.

1. Proposal No. 1: Election of Class II Director. The individual listed below was elected to serve a term expiring at the annual general meeting of shareholders in 2017.

Director	For	Against	Abstain	Broker Non-Votes
James D. Carey	11,697,059	1,212,200	3,935	1,489,864

2. Proposal No. 2: Amendment of the Company’s Bye-laws to Create an Additional Series of Non-Voting Common Shares. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
12,695,019	194,803	23,372	1,489,864

3. Proposal No. 3: Advisory vote to approve executive compensation. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
11,455,617	1,441,412	16,165	1,489,864

4. Proposal No. 4: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
14,347,283	48,152	7,623	0

5. Proposal No. 5: Election of subsidiary directors identified in Proposal No. 5 of the Company’s Proxy Statement. All of the individual subsidiary director nominees listed below received the same total number of votes; these vote totals are provided in the table that follows. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting.

For	Against	Abstain	Broker Non-Votes
12,872,363	16,455	24,376	1,489,864

Subsidiary Director Nominees:

5.1 AG Australia Holdings

Limited

Richard J. Harris

Nicholas A. Packer

Steven Given

Sandra O’Sullivan

Nicholas Hall

5.2 Alopuc Ltd.

Derek Reid

C. Paul Thomas

Alan Turner

Theo Wilkes

5.3 Arden Reinsurance Limited

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

Richard J. Harris

Nicholas A. Packer

5.4 Atrium Underwriting

Group Ltd.

Steven Cook

Richard Harries

James Lee

Gordon Hamilton

Nicholas A. Packer

Paul J. O’Shea

Richard J. Harris

John Shettle

Scott Moser

5.5 Atrium Risk Management

Services (Washington) Ltd.

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

5.6 Atrium Risk Management Services (British Columbia) Ltd.

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

5.7 Atrium Insurance Agency

(Asia) PTE

Steven Cook

Richard Harries

James Lee

Mark Hollingworth

Peter Hargrave

5.8 Atrium 5 Ltd.

Steven Cook

Richard Harries

James Lee

5.9 Atrium Insurance

Agency Ltd.

Steven Cook

Richard Harries

James Lee

David Wade

5.10 Atrium Group Services

Ltd.

Steven Cook

Richard Harries

James Lee

5.11 Atrium Underwriters

Ltd.

Steven Cook

Richard Harries

James Lee

Gordon Hamilton

Nicholas A. Packer

Paul J. O’Shea

Andrew Elliott

Scott Moser

Kirsty Steward

Andrew Winyard

Toby Drysdale

Samit Shah

James Cox

5.12 Atrium Underwritings

Holdings Ltd.

Steven Cook

Richard Harries

James Lee

5.13 Atrium 1 Ltd.

Steven Cook

Richard Harries

James Lee

5.14 Atrium 2 Ltd.

Steven Cook

Richard Harries

James Lee

5.15 Atrium 3 Ltd.

Steven Cook

Richard Harries

James Lee

5.16 Atrium 4 Ltd.

Steven Cook

Richard Harries

James Lee

5.17 Atrium 6 Ltd.

Steven Cook

Richard Harries

James Lee

5.18 Atrium 7 Ltd.

Steven Cook

Richard Harries

James Lee

5.19 Atrium 8 Ltd.

Steven Cook

Richard Harries

James Lee

5.20 Atrium 9 Ltd.

Steven Cook

Richard Harries

James Lee

5.21 Atrium 10 Ltd.

Steven Cook

Richard Harries

James Lee

5.22 Bantry Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

5.23 Bayshore Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

5.24 B.H. Acquisition Limited

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

5.25 Blackrock Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

5.26 Bosworth Run-off Limited

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Theo Wilkes

5.27 Brampton Insurance

Company Limited

Max Lewis

C. Paul Thomas

Alan Turner

Steve Western

Theo Wilkes

5.28 Brittany Insurance

Company Ltd.

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

5.29 Capital Assurance

Company, Inc.

Robert Redpath

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

5.30 Capital Assurance

Services, Inc.

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

5.31 Castlewood Limited

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

5.32 Cavell Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.33 Cavell Insurance

Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.34 Chatsworth Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

5.35 Claremont Liability

Insurance Company

Robert Redpath

Joseph Follis

Andrea Giannetta

Steven Given

Donald Woellner

James Grajewski

Thomas Nichols

5.36 Clarendon America

Insurance Company

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

5.37 Clarendon Holdings,

Inc.

Kathleen Barker

Steven Given

Thomas Nichols

5.38 Clarendon National

Insurance Company

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

5.39 CLIC Holdings, Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.40 Comox Holdings Ltd.

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

David Rocke

Yoshinori Yokoo

5.41 Constellation Reinsurance

Company

Robert Redpath

Thomas J. Balkan

Joseph Follis

Andrea Giannetta

Mark A. Kern

Raymond Rizzi

Teresa Reali

James Grajewski

Jay Banskota

Richard C. Ryan

Thomas Nichols

Steven Given

Kathleen Barker

5.42 The Copenhagen

Reinsurance Company (UK)

Limited

Alan Turner

C. Paul Thomas

Steve Western

Theo Wilkes

5.43 Courtenay Holdings Ltd.

Richard J. Harris

David Rocke

Adrian C. Kimberley

5.44 Cranmore (UK) Limited

Phillip Cooper

David Ellis

Shaun Holden

C. Paul Thomas

Steven Norrington

Alan Turner

Mark Wood

5.45 Cranmore (Australia) Pty

Limited

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

5.46 Cranmore (Asia) Limited

David Rocke

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

5.47 Cranmore Asia (Pte)

Limited

Ian Belcher

Goh Mei Xuan Michelle

Steven Norrington

Sandra O’Sullivan

5.48 Cranmore (Bermuda)

Limited

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Elizabeth DaSilva

5.49 Cranmore (US) Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

Steven Norrington

5.50 Cumberland Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

5.51 DLCM No. 1 Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.52 DLCM No. 2 Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.53 DLCM No. 3 Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.54 Eastshore Holdings Ltd.

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Duncan M. Scott

David Rocke

5.55 Electricity Producers

Insurance Company (Bda)

Limited

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

5.56 Enstar (EU) Finance

Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Shaun Holden

5.57 Enstar (EU) Holdings

Limited

David Hackett

C. Paul Thomas

Alan Turner

Shaun Holden

5.58 Enstar (EU) Limited

David Atkins

David Grisley

David Hackett

Michael Lynagh

Derek Reid

C. Paul Thomas

Alan Turner

Shaun Holden

5.59 Enstar Acquisitions

Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.60 Enstar Australia Holdings

Pty Ltd.

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

5.61 Enstar Australia Limited

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

5.62 Enstar Brokers Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

5.63 Enstar Financial Services

Inc.

Cheryl D. Davis

Thomas Nichols

5.64 Enstar Financing

Limited

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

5.65 Enstar Group

Operations Inc.

Cheryl D. Davis

Thomas Nichols

5.66 Enstar Holdings (US)

Inc.

Cheryl D. Davis

Steven Given

Robert V. Deutsch

Thomas Nichols

5.67 Enstar Insurance

Management Services

Ireland Limited

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

5.68 Enstar Investment

Management Ltd.

Richard J. Harris

Adrian C. Kimberley

Roger Thompson

Lothar Crofton

5.69 Enstar Investments Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.70 Enstar Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

5.71 Enstar New York, Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.72 Enstar (US) Inc.

Robert Redpath

Paul Brockman

Cheryl D. Davis

Steven Given

Thomas Nichols

5.73 Enstar Life (US), Inc.

Richard J. Harris

Kieran Hayes

John Moran

Gareth Nokes

5.74 Enstar USA Inc.

Thomas Nichols

Cheryl D. Davis

5.75 Fieldmill Insurance

Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.76 Fitzwilliam Insurance

Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

5.77 Flatts Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.78 Gordian Runoff

Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

5.79 Goshawk Dedicated

Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.80 Goshawk Holdings

(Bermuda) Limited

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

5.81 Goshawk Insurance

Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.82 Harper Holdings SARL

Nicholas A. Packer

John Cassin

5.83 Harper Insurance

Limited

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Nicholas A. Packer

5.84 Harrington Sound

Limited

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

5.85 Hillcot Holdings Ltd.

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

5.86 Hillcot Re Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.87 Hillcot Underwriting Management Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.88 Hove Holdings Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

5.89 Hudson Reinsurance

Company Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

5.90 Inter-Ocean Holdings

Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

5.91 Inter-Ocean

Reinsurance Company Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

5.92 Inter-Ocean

Reinsurance

(Ireland) Ltd.

Richard J. Harris

Orla Gregory

Kevin O’Connor

5.93 Kenmare Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

5.94 Kinsale Brokers

Limited

C. Paul Thomas

Alan Turner

Shaun Holden

Kenny McManus

5.95 Knapton Holdings

Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.96 Knapton Insurance

Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

5.97 Laguna Life Holdings

Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

5.98 Laguna Life Holdings

SARL

Nicholas A. Packer

John Cassin

5.99 Laguna Life Limited

Orla Gregory

Paul J. O’Shea

Kieran Hayes

David Allen

Alastair Nicoll

5.100 Longmynd Insurance

Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.101 Marlon Insurance

Company Limited

C. Paul Thomas

Alan Turner

Steve Western

Theo Wilkes

5.102 Mercantile Indemnity

Company Limited

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

5.103 Nordic Run-Off Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.104 New Castle Reinsurance

Company Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

5.105 Northshore Holdings

Limited

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

5.106 Oceania Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

5.107 Overseas Reinsurance

Corporation Limited

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

5.108 Pavonia Holdings (US),

Inc.

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

5.109 Pavonia Life Insurance

Company of Delaware

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

5.110 Pavonia Life Insurance

Company of Arizona

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

5.111 Pavonia Life Insurance

Company of Michigan

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Francis Ortiz

5.112 Pavonia Life Insurance

Company of New York

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

William Latza

Philip Toohey

Daniel O’Brien

5.113 Paladin Managed Care

Services, Inc.

Thomas Nichols

Steven Given

Steven Norrington

5.114 PointSure Insurance

Services, Inc.

Thomas Nichols

Steven Given

Steven Norrington

5.115 Paget Holdings GmbH

Limited

David Rocke

Elizabeth DaSilva

Duncan M. Scott

Adrian C. Kimberley

5.116 Providence Washington

Insurance Company

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

5.117 PWAC Holdings Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.118 PW Acquisition Co.

Donald Woellner

Steven Given

Thomas Nichols

5.119 Regis Agencies Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.120 Revir Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

5.121 River Thames Insurance

Company Limited

Max Lewis

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.122 Rombalds Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.123 Rosemont Reinsurance

Ltd.

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

5.124 Royston Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

5.125 Royston Run-off Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.126 Seaton Insurance

Company

Joseph Follis

Andrea Giannetta

Steven Given

Thomas Nichols

Teresa Reali

5.127 SGL No. 1 Limited

Richard J. Harris

Paul Carruthers

Gareth Nokes

5.128 SGL No. 3 Limited

Richard J. Harris

5.129 SeaBright Insurance

Company

Steven Given

Thomas Nichols

Michael Sheehan

Robert Redpath

David Calandro

John A. Dore

Nicholas Godellas

Richard Seelinger

Ian Millar

5.130 SeaBright Holdings, Inc.

Steven Given

Thomas Nichols

Robert Redpath

5.131 Shelbourne Group

Limited

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Gareth Nokes

5.132 Shelbourne Syndicate

Services Limited

Norman Bernard

Paul Carruthers

Andrew Elliot

Ewen Gilmour

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Darren S. Truman

Gareth Nokes

Dominic Sharp

Gary Griffiths

5.133 Shelly Bay Holdings

Limited

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

5.134 Simcoe Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

5.135 Sun Gulf Holdings, Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.136 Sundown Holdings

Limited

Adrian C. Kimberley

David Rocke

Richard J. Harris

5.137 Unionamerica

Acquisition Company Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.138 Unionamerica Holdings Limited C. Paul Thomas Alan Turner Theo Wilkes 5.139 Unionamerica Insurance Company Limited Jeremy Riley C. Paul Thomas Alan Turner Paul Carruthers Theo Wilkes

5.140 Unione Italiana (UK)

Reinsurance Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.141 Virginia Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

5.142 Veranda Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

5.143 Westshore Holdings

Ltd.

Elizabeth DaSilva

Richard J. Harris

Duncan M. Scott

Adrian C. Kimberley

David Rocke

5.144 York Insurance

Company

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

5.145 609 Capital Limited

Steven Cook

Richard Harries

James Lee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 13, 2014	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer